UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

SMART GLOBAL HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SMART GLOBAL HOLDINGS, INC.

NOTICE OF EXTRAORDINARY GENERAL MEETING

TO BE HELD ON [●], 2020

[●], 2020

Dear Shareholder:

You are cordially invited to attend an extraordinary general meeting (the “Extraordinary General Meeting”) of SMART Global Holdings, Inc., a Cayman Islands exempted company (“we,” “us,” “our,” “SMART,” “SMART Global Holdings” or the “Company”). The Extraordinary General Meeting will be held on [●], [●], 2020 at [●] Pacific Time, at the DoubleTree Hotel, 39900 Balentine Drive, Newark, CA 94560 for the following purposes:

1. A proposal (the “Articles Amendment Proposal”) to amend and restate the Company’s amended and restated memorandum and articles of association (the “Articles of Association”) to permit the Company to purchase or otherwise acquire at any time and from time to time its ordinary shares, par value US$0.03 per share (the “ordinary shares”), in such amounts, at such prices, in such manner and on such terms and conditions as our board of directors may approve, and to approve the purchase by the Company of its ordinary shares pursuant to certain capped call transactions entered into by the Company on February 6, 2020 and February 7, 2020 (collectively, the “Capped Call Transactions”) in connection with the Company’s issuance of its 2.25% Convertible Senior Notes due 2026.

2. A proposal (the “Adjournment Proposal”) to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposal. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Articles Amendment Proposal.

These items of business are more fully described in the accompanying proxy statement (the “proxy statement”).

The record date for the Extraordinary General Meeting is [●], 2020 (the “Record Date”). Only shareholders of record at the close of business on the Record Date may vote at the Extraordinary General Meeting or any adjournment thereof. A complete list of such shareholders will be available for examination by any shareholder for any purpose germane to the Extraordinary General Meeting during ordinary business hours at the Company’s U.S. executive offices at 39870 Eureka Drive, Newark, CA 94560-4809 for a period of 10 days prior to the Extraordinary General Meeting.

Important Notice Regarding the Extraordinary General Meeting to be held on

[●], 2020 at [●] Pacific Time at

The DoubleTree Hotel, 39900 Balentine Drive, Newark, CA 94560

By Order of the Board of Directors

Bruce Goldberg

Vice President, Chief Legal Officer, Chief Compliance Officer and Secretary

Newark, California

THIS PROXY STATEMENT IS DATED [●], 2020 AND IS FIRST BEING MAILED TO SHAREHOLDERS ON OR ABOUT [●], 2020.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE EXTRAORDINARY GENERAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE EXTRAORDINARY GENERAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD, OR VOTE OVER THE TELEPHONE OR INTERNET AS INSTRUCTED IN THESE MATERIALS, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE EXTRAORDINARY GENERAL MEETING. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE EXTRAORDINARY GENERAL MEETING.

PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE EXTRAORDINARY GENERAL MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER IN ORDER TO BE ENTITLED TO VOTE IN PERSON AT THE EXTRAORDINARY GENERAL MEETING.

SMART Global Holdings, Inc.

c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House

Grand Cayman, KY1-1104, Cayman Islands

PROXY STATEMENT

FOR AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these proxy materials?

Our board of directors is providing these proxy materials to you in connection with our solicitation of proxies for use at an Extraordinary General Meeting to be held on [●], 2020 at [●] Pacific Time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. You are invited to attend the Extraordinary General Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions on the enclosed proxy card to submit your proxy via telephone or on the internet. We intend to mail this proxy statement and accompanying proxy card on or about [●], 2020 to all shareholders of record entitled to vote at the Extraordinary General Meeting.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions in each set of proxy materials to ensure that all of your shares are voted.

How do I attend the Extraordinary General Meeting?

The Extraordinary General Meeting will be held on Thursday, [●], 2020 at [●] Pacific Time, at the DoubleTree Hotel, 39900 Balentine Drive, Newark, CA 94560. Information on how to vote in person at the Extraordinary General Meeting is discussed below. If you plan to attend the Extraordinary General Meeting, please note that attendance will be limited to shareholders as of the Record Date. Each shareholder may be asked to present valid photo identification, such as a driver’s license or passport. Shareholders holding shares in brokerage accounts or by a bank or other nominee may be required to show a brokerage statement or account statement reflecting share ownership as of the Record Date.

Who can vote at the Extraordinary General Meeting?

Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Extraordinary General Meeting. On the Record Date, there were [●] ordinary shares outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with SMART’s transfer agent, Computershare Trust Company, N.A., then you are a shareholder of record. As a shareholder of record, you may vote in person at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to vote by proxy over the telephone or on the internet as instructed below (See “How do I vote?”) or complete, date, sign and return the proxy card mailed to you to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If, on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by the organization that holds your account. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Extraordinary General Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting; however, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request, obtain and bring to the Extraordinary General Meeting a valid proxy from your broker, bank or other nominee.

What am I voting on?

There are two matters scheduled for a vote:

1.

The Articles Amendment Proposal to amend and restate our Articles of Association to permit the Company to purchase or otherwise acquire at any time and from time to time its ordinary shares in such amounts, at such prices, in such manner and on such terms and conditions as our board of directors may approve, and to approve the purchase by the Company of its ordinary shares pursuant to the Capped Call Transactions.

2.

The Adjournment Proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposal. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Articles Amendment Proposal.

What if another matter is properly brought before the Extraordinary General Meeting?

Our board of directors knows of no other matters that will be presented for consideration at the Extraordinary General Meeting. If any other matters are properly brought before the Extraordinary General Meeting, the persons named in the accompanying proxy will vote the shares for which you grant your proxy on those matters in accordance with their best judgment.

What is the board of directors’ voting recommendation?

Our board of directors unanimously recommends that you vote your shares:

•	“For” the Articles Amendment Proposal; and

•	“For” the Adjournment Proposal.

How do I vote?

With regard to the Articles Amendment Proposal and the Adjournment Proposal, you may vote “For” or “Against” or you may “Abstain” from voting.

The procedures for voting depend on whether your shares are registered in your name or are held by a bank, broker or other nominee:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record on the Record Date, you may vote in person at the Extraordinary General Meeting, vote by proxy over the telephone, vote by proxy through the internet, or vote by proxy using the proxy card included as part of these proxy materials. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Extraordinary General Meeting and vote in person even if you have already voted by proxy. Voting in person will have the effect of revoking your previously submitted proxy (see “Can I change my vote after submitting my proxy?” below).

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To vote over the telephone, dial toll-free (800) 690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the Company number and control number from your proxy card. Your vote must be received by 11:59 p.m. Eastern Time on [●], 2020 to be counted.

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To vote through the internet, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the Company number and control number from your proxy card. Your vote must be received by 11:59 p.m. Eastern Time on [●], 2020 to be counted.

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To vote using the proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card form to us and we receive it before the Extraordinary General Meeting, your shares will be voted as you direct.

•	To vote in person, come to the Extraordinary General Meeting and we will give you a ballot upon request.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a proxy card or voting instruction form containing voting instructions from that organization rather than from SMART. Simply follow the voting instructions in the proxy card or voting instruction form to ensure that your vote is counted. To vote in person at the Extraordinary General Meeting, you must obtain a valid proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each ordinary share you own as of the Record Date.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the Articles Amendment Proposal and “For” the Adjournment Proposal, if applicable. If any other matter is properly presented at the Extraordinary General Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Will my vote be kept confidential?

Proxies, ballots and voting tabulations by the Company are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, members of our board of directors and our employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We may also hire a proxy solicitor to assist with our solicitation of proxies but currently have no agreement or arrangement with any proxy solicitor in connection with this proxy statement.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Extraordinary General Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the internet.

•	You may send a timely written notice that you are revoking your proxy to our Secretary at SMART Global Holdings, Inc., c/o SMART Modular Technologies, Inc., 39870 Eureka Drive, Newark, CA 94560-4809.

•	You may attend the Extraordinary General Meeting and vote in person. Simply attending the Extraordinary General Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted, so long as it is provided within the applicable deadline. If your shares are held by your broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee to change your vote or revoke your proxy.

When are shareholder proposals for inclusion in our proxy statement for next year’s Annual General Meeting due?

Shareholders wishing to present proposals for inclusion in our proxy statement for the 2021 Annual General Meeting of shareholders (the “2021 Annual General Meeting”) pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must submit their proposals so that they are received by us at our principal executive offices no later than August 22, 2020. Proposals should be sent to our Secretary at SMART Global Holdings, Inc., c/o SMART Modular Technologies, Inc., 39870 Eureka Drive, Newark, CA 94560-4809 (our “Principal Executive Offices”).

When are other proposals and shareholder nominations for next year’s Annual General Meeting due?

With respect to proposals and nominations not to be included in our proxy statement pursuant to Rule 14a-8 of the Exchange Act, the Articles of Association provide that shareholders who wish to nominate a director to be brought before the shareholders at an Annual General Meeting of shareholders must notify our Secretary by a written notice, which notice must be received at our Principal Executive Offices not less than 120 days prior to the Annual General Meeting; provided, however, that in the event less than 130 days’ notice or prior public disclosure of the date of the Annual General Meeting is given or made to shareholders, a shareholder may submit nominations for directors until the close of business on the tenth day following the earlier of the day on which such notice of the date of the Annual General Meeting was mailed or such public disclosure was made. For other business to be brought before the shareholders at an Annual General Meeting of shareholders, shareholders must notify our Secretary by a written notice, which notice must be received at our Principal Executive Offices not less than 45 days prior to the anniversary date of the immediately preceding year’s Annual General Meeting of shareholders. Shareholders wishing to present other proposals for consideration at the 2021 Annual General Meeting under these provisions of our Articles of Association must submit their nominations or proposals so that they are received at our Principal Executive Offices not later than November 5, 2020 in order to be considered.

Nominations or proposals should be sent in writing to our Secretary, c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands. A shareholder’s notice to nominate a director or bring any other business before the 2021 Annual General Meeting must set forth certain information, which is specified in our Articles of Association. A complete copy of our Articles of Association may be found by accessing SMART’s filings on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov and a copy of the proposed amendment and restatement of our Articles of Association pursuant to the Articles Amendment Proposal is attached as Annex B hereto and is marked to show all proposed changes (additions are underlined and deletions are struck through).

How are votes counted?

Votes will be counted by the inspector of elections appointed for the Extraordinary General Meeting.

What is the effect of abstentions and broker non-votes?

Abstentions: Under the laws of the Cayman Islands (under which SMART is incorporated), abstentions are counted as shares present and entitled to vote at the Extraordinary General Meeting, but they are not counted as votes cast. Our Articles of Association provide that unless put to the meeting as a special resolution, matters shall be decided by a simple majority of votes cast by such members (or shareholders) who, being entitled to do so, vote in person or by proxy at such meeting. Voting at any shareholders’ meeting is by way of a poll.

Broker Non-Votes: A “broker non-vote” occurs when a broker, bank or other nominee holding your shares in street name does not vote on a particular matter because you did not provide the broker, bank or other nominee voting instructions and the broker, bank or other nominee lacks discretionary voting authority to vote the shares because the matter is considered “non-routine.” Both the Articles Amendment Proposal and the Adjournment Proposal are “non-routine” matters on the agenda for the Extraordinary General Meeting.

Broker non-votes will be counted for the purpose of determining whether a quorum is present at the Extraordinary General Meeting; however, because broker non-votes will constitute an abstention, they will have no effect on the outcome of the votes on the Articles Amendment Proposal or the Adjournment Proposal. As a result, if you hold your shares in street name and you do not instruct your broker, bank or other nominee how to vote your shares with respect to the Articles Amendment Proposal or the Adjournment Proposal, no votes will be cast on your behalf on these proposals. Therefore, it is critical that you indicate your vote on these proposals if you want your vote to be counted.

How many votes are needed to approve each proposal?

Proposal	Vote Required
No. 1. Articles Amendment Proposal	75% Cast
No. 2. Adjournment Proposal	Majority Cast

“75% Cast” means that 75% of the votes cast on the proposal are voted “For” the proposal. A “Majority Cast” means that a majority of the votes cast on the proposal are voted “For” the proposal.

Accordingly:

•

Proposal No. 1: For the Articles Amendment Proposal to be approved, 75% of the total votes cast on this proposal must be voted “For” this proposal. Abstentions and broker non-votes will not be considered votes cast on Proposal No. 1.

•

Proposal No. 2: For the Adjournment Proposal to be approved, a majority of the total votes cast on this proposal must be voted “For” the Adjournment Proposal. Abstentions and broker non-votes will not be considered votes cast on Proposal No. 2.

None of the proposals, if approved, entitles shareholders to appraisal rights under Cayman Islands law or our Articles of Association.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid shareholder meeting. A quorum will be present if one or more holders of shares are present in person or by proxy (or, if a corporation or other non-natural person, by its duly authorized representative) together holding (or representing by proxy) not less than a majority of the total voting power of all shares outstanding and entitled to vote at the Extraordinary General Meeting. On the Record Date, there were [●] shares outstanding and entitled to vote. Thus, the holders of at least [●] shares must be present in person or represented by proxy at the Extraordinary General Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy by mail, over the phone or through the internet (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, then either the chair of the Extraordinary General Meeting or the holders of a majority of shares present at the Extraordinary General Meeting in person or represented by proxy may adjourn the meeting to another date. At any adjourned Extraordinary General Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Extraordinary General Meeting as originally notified. If the adjournment is for more than 30 days, or if after that adjournment a new record date is fixed for the adjourned Extraordinary General Meeting, a notice of the adjourned Extraordinary General Meeting shall be given to each shareholder of record entitled to vote at the adjourned Extraordinary General Meeting.

How can I find out the results of the voting at the Extraordinary General Meeting?

Preliminary voting results will be announced at the Extraordinary General Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Extraordinary General Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Extraordinary General Meeting, we intend to file a Form 8-K to publish the preliminary results within four business days after the Extraordinary General Meeting and file an additional Form 8-K to publish the final results within four business days after the final results are known to us.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer of the Company has any special interest in any matter to be voted upon at the Extraordinary General Meeting, except that if the Articles Amendment Proposal is approved by our shareholders and we repurchase ordinary shares from any of our executive officers, members of our board of directors, Silver Lake Partners, Silver Lake Sumeru or their respective affiliated investment funds, then such persons may have an interest in such repurchases to the extent of any beneficial or pecuniary interest in any ordinary shares so repurchased. We expect that any such repurchases would be approved by members of our board of directors who are disinterested with respect to such repurchases. See “Proposal No. 1: Articles Amendment Proposal” and “Security Ownership of Certain Beneficial Owners and Management.”

Forward-Looking Statements

This proxy statement contains forward-looking statements. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “goal,” “believe,” “may” or other words of similar meaning. Forward-looking statements provide the Company’s current expectations or forecasts of future events, circumstances, results or aspirations, and are subject to significant risks and uncertainties. These risks and uncertainties could cause the Company’s actual results to differ materially from those set forth in such forward-looking statements. Certain of such risks and uncertainties are described in the Company’s Annual Report on Form 10-K for the year ended August 30, 2019. The Company does not undertake to update the forward-looking statements included in this proxy statement to reflect the impact of circumstances or events that may arise after the date the forward-looking statements were made.

PROPOSAL NO. 1: ARTICLES AMENDMENT PROPOSAL

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ARTICLES AMENDMENT PROPOSAL.

Overview

We are proposing to amend and restate our Articles of Association to permit the Company to purchase or otherwise acquire at any time and from time to time its ordinary shares in such amounts, at such prices, in such manner and on such terms and conditions as our board of directors may approve, and to approve the purchase by the Company of its ordinary shares pursuant to the Capped Call Transactions, as described in more detail below.

If this proposal is approved, the Company may acquire or purchase its own shares at any time and from time to time in such amounts, at such prices, in such manner and on such terms and conditions as our board of directors may approve, including, without limitation, in one or more privately negotiated transactions or pursuant to open-market purchases or tender offers, and in each case directly or indirectly through one or more agents or dealers. We expect that any such repurchases would be approved by members of our board of directors who are disinterested with respect to such repurchases.

In addition, if this proposal is approved, we expect to notify the counterparties, Barclays Bank PLC, Deutsche Bank AG, London Branch and Jefferies International Limited, to the Capped Call Transactions that we entered into on February 6, 2020 and February 7, 2020 in connection with our issuance on February 11, 2020 of our 2.25% Convertible Senior Notes due 2026 (the “Notes”) that the Capped Call Transactions may be settled in ordinary shares. The Notes are convertible into cash, ordinary shares or a combination of cash and ordinary shares, at our election. The Capped Call Transactions cover, subject to anti-dilution adjustments, the aggregate number of ordinary shares that initially underlie the Notes, and are expected generally to reduce potential economic dilution to our ordinary shares upon any conversion of Notes, with such reduction subject to a cap, based on the cap price of the Capped Call Transactions. Until this Articles Amendment Proposal is approved and we notify the counterparties to the Capped Call Transactions that we have obtained shareholder approval for the purchase by the Company of its ordinary shares pursuant to the Capped Call Transactions, we will only be entitled to receive cash upon settlement, cancellation or termination of the Capped Call Transactions. As a result, we are currently subject to mark-to-market accounting with respect to the Capped Call Transactions, which may result in volatility to our income levels as reported in our consolidated financial statements. If this proposal is approved by our shareholders and after we notify the counterparties to the Capped Call Transactions that we have obtained such approval, we will be entitled to receive ordinary shares upon settlement, cancellation or termination of the Capped Call Transactions and will not be subject to mark-to-market accounting with respect to the Capped Call Transactions for fiscal periods following such approval and notification.

The special resolutions for shareholder approval to amend our Articles of Association and to approve the purchase by the Company of its ordinary shares pursuant to the Capped Call Transactions are attached to this proxy statement as Annex A. The amended and restated Articles of Association is attached to this proxy statement as Annex B and is marked to show all proposed changes (additions are underlined and deletions are struck through).

Notwithstanding the approval of the Articles Amendment Proposal, there can be no assurances that we will purchase or otherwise acquire at any time and from time to time any of our ordinary shares. In addition, notwithstanding the approval of the Articles Amendment Proposal, our board of directors reserves the right in its discretion not to notify the counterparties to the Capped Call Transactions that the Company may purchase ordinary shares pursuant to the Capped Call Transactions.

Reasons for This Proposal

The Company is a Cayman Islands exempted company incorporated under the laws of the Cayman Islands, including the Companies Law of the Cayman Islands (the “Companies Law”). The Companies Law generally requires us to obtain shareholder approval for any acquisition or purchase of our ordinary shares, including the manner, terms and conditions of such acquisition or purchase. The purpose of this amendment is to provide our board of directors with the ability to authorize the Company to purchase or acquire at any time and from time to time its ordinary shares in such amounts, at such prices, in such manner and on such terms and conditions as our board of directors may approve without the need for future shareholder approval. In addition, as described above, we are seeking shareholder approval for the purchase by the Company of its ordinary shares pursuant to the Capped Call Transactions.

Consequences If This Proposal Is Not Approved

If the Articles Amendment Proposal is not approved by our shareholders, our board of directors will not be able to approve any acquisition or purchase by the Company of its ordinary shares. We will also continue to be entitled only to receive cash upon settlement, cancellation or termination of the Capped Call Transactions. As a result, if the required vote of shareholders to approve this proposal is not obtained or we otherwise do not adopt the amended and restated Articles of Association or do not notify the counterparties to the Capped Call Transactions of such approval, then we may not repurchase our ordinary shares and we will continue to be subject to mark-to-market accounting with respect to the Capped Call Transactions, which may result in volatility to our income levels as reported in our financial statements.

Vote Required for Approval

The Articles Amendment Proposal must be approved as a special resolution under the Cayman Islands Companies Law and our Articles of Association. Such approval requires the affirmative vote of the holders of at least 75% of the ordinary shares who, being present in person or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of the Board

Our board of directors unanimously recommends that our shareholders vote “FOR” the approval of the Articles Amendment Proposal.

PROPOSAL NO. 2: ADJOURNMENT PROPOSAL

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ADJOURNMENT PROPOSAL.

Overview

The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposal. In no event will our board adjourn the Extraordinary General Meeting beyond [●], 2020.

Reasons; Consequences If This Proposal Is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our board of directors may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposal.

Vote Required for Approval

The Adjournment Proposal must be approved as an ordinary resolution under the Companies Law and our Articles of Association. Such approval requires the affirmative vote of the holders of at least a majority of the then issued and outstanding ordinary shares who, being present in person or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of the Board

Our board of directors unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Each of our ordinary shares entitles its holder to one vote. The following table presents the beneficial ownership of our shares as of February 7, 2020 for:

•	each of our named executive officers;

•	each of our directors;

•	each person known to us to be the beneficial owner of more than 5% of our ordinary shares; and

•	all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the tables below have sole voting and investment power with respect to all ordinary shares that they beneficially own, subject to applicable community property laws.

Ordinary shares subject to options under the SMART Global Holdings Amended and Restated 2017 Share Incentive Plan that are currently exercisable or exercisable within 60 days of February 7, 2020 and RSUs scheduled to be released within 60 days of February 7, 2020 are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Percentage ownership is based on 23,999,239 ordinary shares outstanding on February 7, 2020.

Unless otherwise indicated, the mailing address of each of the individuals below is SMART Global Holdings, Inc., c/o SMART Modular Technologies, Inc., 39870 Eureka Drive, Newark, California 94560.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Shares Beneficially Owned
5% Shareholders:
Entities affiliated with Silver Lake Partners(2)	6,171,171	25.7%
Entities affiliated with Silver Lake Sumeru(3)	3,085,584	12.9%
The Vanguard Group, Inc.(4)	1,134,159	4.7%
BlackRock, Inc.(5)	2,102,828	8.8%
Directors and Named Executive Officers:
Ajay Shah(2)(3)(6)	568,206	2.3%
Randy Furr(7)	12,652	*
Kenneth Hao(2)(3)	—	—
Bryan Ingram(8)	5,600	*
Paul Mercadante(3)(9)	37,544	*
Sandeep Nayyar(10)	4,837	*
Mukesh Patel(11)	165,659	*
Maximiliane Straub(12)	11,458	—
Jason White(3)	—	—
Jack Pacheco(13)	130,875	*
KiWan Kim(14)	38,184	*
Alan Marten(15)	190,545	*
Tom Coull(16)	15,312	*
All directors and executive officers as a group (15 persons)(17)	1,196,540	4.9%

*	Represents beneficial ownership of less than 1%

(1)	Shares shown in the table above include shares held in the beneficial owner’s name or jointly with others, or in the name of a bank, nominee or trustee for the beneficial owner’s account.
(2)

Consists of (i) 6,138,094 shares held by Silver Lake Partners III Cayman (AIV III), L.P. (“SLP III Cayman”), the general partner of which is Silver Lake Technology Associates III Cayman, L.P. (“SLTA III Cayman”), and (ii) 33,077 shares held by Silver Lake Technology Investors III Cayman, L.P. (together with SLP III Cayman and SLTA III Cayman, the “SLP III Cayman Entities”), the general partner of which is SLTA III Cayman. Silver Lake (Offshore) AIV GP III, Ltd. (“SL III Offshore Ltd”) is the general partner of SLTA III Cayman. As such, SL III Offshore Ltd may be deemed to have beneficial ownership of the securities over which any of the SLP III Cayman Entities has voting or dispositive power. SL III Offshore Ltd is controlled by a board of eight directors that acts by majority approval and possesses sole voting and dispositive power with respect to the shares held by the SLP III Cayman Entities. The individual members of such board are Messrs. Kenneth Hao, Michael Bingle, Greg Mondre, Egon Durban, Joe Osnoss, Andrew Schader and Jason White and Ms. Karen King. Excludes 343,206 shares held by Mr. Shah and his affiliated investment vehicles and 225,000 shares issuable pursuant to outstanding share options held by Mr. Shah which are currently exercisable or exercisable within 60 days of February 7, 2020, as described in footnote (6) below, and such shares may be deemed to be beneficially owned by entities affiliated with Silver Lake Partners and Silver Lake Sumeru by virtue of relationships and agreements among such persons. The mailing address for each of the entities referenced above is c/o Silver Lake, 2775 Sand Hill Road, Suite 100, Menlo Park, CA 94025.

(3)

Consists of (i) 3,048,465 shares held by Silver Lake Sumeru Fund Cayman, L.P. (“SLS Cayman”), the general partner of which is Silver Lake Technology Associates Sumeru Cayman, L.P. (“SLTA Sumeru Cayman”), the general partner of which is SLTA Sumeru (GP) Cayman, L.P. (“SLTA Sumeru GP Cayman”), and (ii) 37,119 shares held by Silver Lake Technology Investors Sumeru Cayman, L.P. (together with SLS Cayman, SLTA Sumeru Cayman and SLTA Sumeru GP Cayman, the “SLS Cayman Entities”), the general partner of which is SLTA Sumeru Cayman. Silver Lake Sumeru (Offshore) AIV GP, Ltd. (“SL Sumeru Offshore Ltd”) is the general partner of SLTA Sumeru GP Cayman. As such, SL Sumeru Offshore Ltd may be deemed to have beneficial ownership of the securities over which any of the SLS Cayman Entities has voting or dispositive power. SL Sumeru Offshore Ltd. is controlled by a board of nine directors that acts by majority approval and possesses sole voting and dispositive power with respect to the shares held by the SLS Cayman Entities. The individual members of such board are Messrs. Ajay Shah, Paul Mercadante, Kyle Ryland, John Brennan, Egon Durban, Kenneth Hao, Andrew Schader and Jason White, and Ms. Karen King. Excludes 343,206 shares held by Mr. Shah and his affiliated investment vehicles and 225,000 shares issuable pursuant to outstanding share options held by Mr. Shah which are currently exercisable or exercisable within 60 days of February 7, 2020, as described in footnote (6) below, and such shares may be deemed to be beneficially owned by entities affiliated with Silver Lake Partners and Silver Lake Sumeru by virtue of relationships and agreements among such persons. The mailing address for each of the entities referenced above is c/o Silver Lake, 2775 Sand Hill Road, Suite 100, Menlo Park, CA 94025.

(4)

The number of shares listed for The Vanguard Group, Inc. is based on a Schedule 13G/A filed on February 12, 2020. The mailing address of The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, PA 19355.

(5)	The number of shares listed for BlackRock, Inc. is based on a Schedule 13G/A filed on February 5, 2020. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.
(6)

Consists of (i) 74,124 shares held by Krishnan-Shah Family Partners, L.P. Fund No. 1, for which Mr. Shah serves as a trustee, (ii) 8,339 shares held by Krishnan-Shah Family Partners, L.P. Fund No. 3, for which Mr. Shah serves as a trustee, (iii) 242,256 shares held by The Ajay B. Shah and Lata K. Shah 1996 Trust (U/A/D 5/28/1996), for which Mr. Shah serves as a trustee, (iv) 14,305 shares held by Krishnan-Shah Family Partners, L.P. Fund No. 4, for which Mr. Shah serves as a trustee, (v) 4,182 shares held by Mr. Shah and (vi) 225,000 shares issuable pursuant to outstanding share options held by Mr. Shah which are currently exercisable or exercisable within 60 days of February 7, 2020. The address for Mr. Shah is c/o Silver Lake, 2775 Sand Hill Road, Suite 100, Menlo Park, CA 94025.

(7)	Consists of 12,652 shares held by the Furr Revocable Living Trust dated December 28, 2011.
(8)	Consists of 5,600 shares held by Mr. Ingram.

(9)	Consists of 37,544 shares held by Mr. Mercadante.
(10)	Consists of 4,837 shares held by the Nayyar Revocable Living Trust dated December 9, 2008. The address for Mr. Nayyar is c/o Power Integrations, Inc., 5245 Hellyer Avenue, San Jose, CA 95138.
(11)	Consists of (i) 7,528 shares held by Mr. Patel, (ii) 8,057 shares held by the Patel Revocable Living Trust dated June 6, 2002 and (iii) 150,074 shares held by Invati Capital LLC.
(12)	Consists of 11,458 shares issuable within 60 days of February 7, 2020 pursuant to outstanding RSUs held by Ms. Straub.
(13)

Consists of (i) 53,476 shares held by Mr. Pacheco, (ii) 75,899 shares issuable pursuant to outstanding share options held by Mr. Pacheco that are currently exercisable or exercisable within 60 days of February 7, 2020 and (iii) 1,500 shares issuable within 60 days of February 7, 2020 pursuant to outstanding RSUs held by Mr. Pacheco.

(14)

Consists of (i) 4,435 shares held by Mr. Kim and (ii) 33,749 shares issuable pursuant to outstanding share options held by Mr. Kim that are currently exercisable or exercisable within 60 days of February 7, 2020.

(15)

Consists of (i) 92,041 shares held by Mr. Marten and (ii) 98,504 shares issuable pursuant to outstanding share options held by Mr. Marten that are currently exercisable or exercisable within 60 days of February 7, 2020.

(16)	Consists of 15,312 shares issuable pursuant to outstanding share options held by Mr. Coull that are currently exercisable or exercisable within 60 days of February 7, 2020.
(17)

Includes 462,791 shares issuable pursuant to outstanding share options that are currently exercisable or exercisable within 60 days of February 7, 2020 and 12,958 shares issuable within 60 days of February 7, 2020 pursuant to outstanding RSUs.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single set of such materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards.

This year, a number of brokers with account holders who are our shareholders will be householding our proxy materials. Proxy materials will be delivered in one single envelope to multiple shareholders sharing an address unless contrary instructions have been received from one or more of the affected shareholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, please notify your broker or contact our Secretary at SMART Global Holdings, Inc., c/o SMART Modular Technologies, Inc., 39870 Eureka Drive, Newark, CA 94560-4809, or by telephone: (510) 623-1231. Shareholders who currently receive multiple copies of proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the proxy materials to a shareholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

Our board of directors knows of no other matters that will be presented for consideration at the Extraordinary General Meeting. If any other matters are properly brought before the Extraordinary General Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, proxy statement and other information with the SEC as required by the Exchange Act. The Company’s public filings are also available to the public from the SEC’s website at www.sec.gov or SMART’s website at www.smartm.com in the Investors section under “SEC Filings.” Information on our website is not incorporated by reference in this proxy statement.

If you would like additional copies of this proxy statement or the Company’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact us at the following address and telephone number:

SMART Global Holdings, Inc.

c/o SMART Modular Technologies, Inc.

39870 Eureka Drive

Newark, CA 94560-4809

Attention: Corporate Secretary

Phone: (510) 623-1231

ANNEX A

PROPOSED SPECIAL RESOLUTIONS

FOR APPROVAL BY THE SHAREHOLDERS OF

SMART GLOBAL HOLDINGS, INC.

(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

It is resolved as a special resolution that:

(a) the Amended and Restated Memorandum and Articles of Association of the Company currently in effect be amended and restated by the deletion in their entirety and the substitution in their place of the Second Amended and Restated Memorandum and Articles of Association annexed hereto on Annex B; and

(b) the purchase by the Company of its ordinary shares, par value US$0.03 per share, pursuant to the capped call transactions and other transactions contemplated by each of: (i) that certain letter agreement Re: Base Call Option Transaction, dated February 6, 2020, between the Company and Barclays Bank PLC, (ii) that certain letter agreement Re: Base Call Option Transaction, dated February 6, 2020, between the Company and Jefferies International Limited, (iii) that certain letter agreement Re: Base Call Option Transaction, dated February 6, 2020, between the Company and Deutsche Bank AG, London Branch, (iv) that certain letter agreement Re: Additional Call Option Transaction, dated February 7, 2020, between the Company and Barclays Bank PLC, (v) that certain letter agreement Re: Additional Call Option Transaction, dated February 7, 2020, between the Company and Jefferies International Limited; and (vi) that certain letter agreement Re: Additional Call Option Transaction, dated February 7, 2020, between the Company and Deutsche Bank AG, London Branch, is hereby approved.

A-1

ANNEX B

THE COMPANIES LAW (~~2016~~2020 REVISION)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

SMART GLOBAL HOLDINGS, INC.

Adopted by Special Resolution passed on ~~18 May 2017~~[                    ] 2020

THE COMPANIES LAW (~~2016~~2020 REVISION)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION

OF

SMART GLOBAL HOLDINGS, INC.

Adopted by Special Resolution passed on ~~18 May 2017~~[                    ] 2020

1	The name of the Company is SMART Global Holdings, Inc.

2

The Registered Office of the Company shall be at the offices of Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, or at such other place as the Directors may from time to time decide.

3

The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the Companies Law (~~2016~~2020 Revision) or as the same may be revised from time to time, or any other law of the Cayman Islands.

4	The liability of each Member is limited to the amount from time to time unpaid on such Member’s shares.

5

The authorised share capital of the Company is US$6,900,000 divided into 200,000,000 Ordinary Shares of a nominal or par value of US$0.03 each and 30,000,000 Preferred Shares of a nominal or par value of US$0.03 each with the power for the Company.

6

The Company has the power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

7	Capitalized terms that are not defined in this Amended and Restated Memorandum of Association bear the same meaning as those given in the Amended and Restated Articles of Association of the Company.

THE COMPANIES LAW (~~2016~~2020 REVISION)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED

ARTICLES OF ASSOCIATION

OF

SMART GLOBAL HOLDINGS, INC.

Adopted by Special Resolution passed on ~~18 May 2017~~[                    ] 2020

1	INTERPRETATION

1.1	In these Articles, unless otherwise defined, the defined terms shall have the meanings assigned to them as follows:

“Articles”	means the Amended and Restated Articles of Association of the Company, as from time to time altered or added to in accordance with the Statute and these Articles.

“Business Day”	means a day, excluding Saturdays or Sundays, on which banks in New York, U.S.A. are open for general banking business throughout their normal business hours.

“Commission”	means Securities and Exchange Commission of the United States of America or any other federal agency for the time being administering the Securities Act.

“Company”	means SMART Global Holdings, Inc., a Cayman Islands company limited by shares.

“Company’s Website”	means the website of the Company, the address or domain name of which has been notified to Members.

“Designated Stock Exchange”	means the Nasdaq Global Market or any other stock exchange or automated quotation system on which the Company’s securities are then traded.

“Directors” and “Board of Directors” and “Board”	means the directors of the Company for the time being, or as the case may be, the Directors assembled as a Board or as a committee thereof.

“electronic”	means the meaning given to it in the Electronic Transactions Law (2003 Revision) of the Cayman Islands and any amendment thereto or re-enactments thereof for the time being in force and includes every other law incorporated therewith or substituted therefore.

“electronic communication”	means electronic transmission to any number, address or internet website or other electronic delivery methods as otherwise decided and approved by not less than a majority vote of the Board.

“electronic record”	means the meaning given to it in the Electronic Transactions Law (2003 Revision) of the Cayman Islands and any amendment thereto or re-enactments thereof for the time being in force and includes every other law incorporated therewith or substituted therefore.

“Exchange Act”	means the United States Securities Exchange Act of 1934, as amended.

“in writing”	includes writing, printing, lithograph, photograph, type-writing and every other mode of representing words or figures in a legible and non-transitory form and, only where used in connection with a notice served by the Company on Members or other persons entitled to receive notices hereunder, shall also include a record maintained in an electronic medium which is accessible in visible form so as to be useable for subsequent reference.

“Market Price”	means for any given day, the price quoted in respect of the Ordinary Shares on the Designated Stock Exchange of the close of trading on the previous trading day.

“Member”	means a person whose name is entered in the Register of Members as the holder of a share or shares.

“Memorandum of Association”	means the Memorandum of Association of the Company, as amended and restated from time to time.

“month”	means the calendar month.

“Ordinary Resolution”	means a resolution passed by (i) a simple majority of votes cast by such Members as, being entitled to do so, vote in person or, in the case of any Member being an organization, by its duly authorised representative or, where proxies are allowed, by proxy at a general meeting of the Company, (ii) so long as the Sponsor Investors collectively own at least 40% of the Company’s outstanding Ordinary Shares, then, without a meeting, without prior notice and without a vote, a written consent signed by Members having shares not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the Company’s outstanding shares were present and voted, or (iii) at any time when the Sponsor Investors collectively own less than 40% of the Company’s outstanding Ordinary Shares, then unanimous written consent.

“Ordinary Shares”	means an Ordinary Share in the capital of the Company of US$0.03 nominal or par value designated as Ordinary Shares, and having the rights provided for in these Articles.

“Preferred Shares”	means shares in the capital of the Company of US$0.03 nominal or par value designated as Preferred Shares, and having the rights provided for in these Articles.

“Register of Members”	means the register maintained by the Company in accordance with section 40 of the Statute or any modification or re-enactment thereof for the time being in force.

“Seal”	means the common seal of the Company including any facsimile thereof.

“Securities Act”	means the Securities Act of 1933 of the United States of America, as amended, or any successor federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“share”	means any share in the capital of the Company, including the Ordinary Shares and shares of other classes.

“signed”	means includes a signature or representation of a signature affixed by mechanical means or an electronic symbol or process attached to or logically associated with an electronic communication and executed or adopted by a person with the intent to sign the electronic communication.

“Special Resolution”	means a resolution shall be a special resolution when it has been passed by (i) not less than 75% of votes cast by such Members as, being entitled to do so, vote in person or, in the case of such Members as are corporations, by their duly authorised representative or, whether proxies are allowed, by proxy at a general meeting of which not less than fourteen (14) days’ (nor more than sixty (60) days’) notice, specifying the intention to propose the resolution as a special resolution, has been duly given, or (ii) a unanimous written consent.

“Sponsor Director”	means a Director appointed as such in accordance with provisions of the Sponsor Shareholders Agreement.

“Sponsor Investors”	has the meaning given in the Sponsor Shareholders Agreement.

“Sponsor Shareholders Agreement”	means the Amended and Restated Sponsor Shareholders Agreement ~~to be~~ dated ~~on or about the date of adoption of these Articles~~30 May 2017, by and among the Company, the Sponsor Investors party thereto and the other signatories thereto, as it may be amended from time to time.

“Statute”	means the Companies Law (~~2016~~2020 Revision) of the Cayman Islands and any statutory amendment or re-enactment thereof. Where any provision of the Statute is referred to, the reference is to that provision as amended by any law for the time being in force.

“year”	means the calendar year.

1.2	In these Articles, save where the context requires otherwise:

(a)	words importing the singular number shall include the plural number and vice versa;

(b)	words importing the masculine gender only shall include the feminine gender;

(c)	words importing persons only shall include companies or associations or bodies of persons, whether corporate or not;

(d)	“may” shall be construed as permissive and “shall” shall be construed as imperative;

(e)	a reference to a dollar or dollars (or $) is a reference to dollars of the United States of America;

(f)	references to a statutory enactment shall include reference to any amendment or re-enactment thereof for the time being in force;

(g)

any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)	Section 8 and 19(3) of the Electronic Transactions Law (2003 Revision) shall not apply;

(i)

“written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an electronic record and any requirements as to delivery under the Articles include delivery in the form of an electronic record;

(j)

any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Law (2003 Revision);

(k)

the term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect; and

(l)	the term “holder” in relation to a share means a person whose name is entered in the Register of Members as the holder of such share.

1.3	Subject to the last two preceding Articles, any words defined in the Statute shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

2	PRELIMINARY

2.1	The business of the Company may be commenced as soon after incorporation as the Directors see fit, notwithstanding that only part of the shares may have been allotted or issued.

2.2

The registered office of the Company shall be at such address in the Cayman Islands as the Directors shall from time to time determine. The Company may in addition establish and maintain such other offices and places of business and agencies in such places as the Directors may from time to time determine.

3	SHARE CAPITAL

3.1

The authorised share capital of the Company at the date of adoption of these Articles is US$6,900,000 divided into 200,000,000 Ordinary Shares of a nominal or par value of US$0.03 each and 30,000,000 Preferred Shares of a nominal or par value of US$0.03 each, with power for the Company insofar as is permitted by law, to increase or reduce the said capital subject to the provisions of the Statute and these Articles and to issue any part of its capital, whether original or increased with or without any preference, priority or special privilege or subject to any postponement of rights or to any conditions or restrictions and so that unless the conditions of issue shall otherwise expressly declare, every issue of shares whether declared to be preferred or otherwise shall be subject to the powers hereinbefore contained.

4	ISSUE OF SHARES

4.1

Subject to the provisions, if any, in the Articles, the Memorandum of Association and applicable law, including the Statute, the Directors may, in their absolute discretion and without approval of the holders of Ordinary Shares, cause the Company to issue such amounts of Ordinary Shares and/or Preferred Shares or similar securities in one or more series, to establish from time to time the number of shares to be included in such series, to grant rights over existing shares as they deem necessary and appropriate and to determine designations, powers, preferences, privileges and other rights, including dividend rights, conversion rights, terms of liquidation preferences, any or all of which may be greater than the powers and rights associated with the Ordinary Shares, at such times and on such other terms as they think proper. The Company shall not issue shares in bearer form and shall only issue shares as fully paid. The authority of the Directors with respect to each series shall include, but not be limited to, determination of the following:

(a)	The number of shares constituting that series and the distinctive designation of that series;

(b)

The dividend rate on the shares of that series, whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(c)	whether that series shall have voting rights, in addition to the voting rights provided by law and, if so, the terms of such voting rights;

(d)

whether that series shall have conversion privileges and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Directors shall determine; and

(e)

the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company, and the rights of priority, if any, of payment of shares of that series relative to other series of shares.

5	REGISTER OF MEMBERS AND SHARE CERTIFICATES

5.1

The Company shall maintain a Register of its Members. Every person whose name is entered as a Member in the Register of Members and whose shares are to be held in certificated form shall, upon request and without payment, be entitled to a certificate within two months after allotment or lodgement of transfer (or within such other period as the conditions of issue shall provide) in the form determined by the Directors. All certificates shall specify the share or shares held by that person and the amount paid up thereon, provided that in respect of a share or shares held jointly by several persons the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a share to one of several joint holders shall be sufficient delivery to all. All certificates for shares shall be delivered personally or sent through the post addressed to the member entitled thereto at the Member’s registered address as appearing in the register. Absent instructions to the contrary from the Company, such member’s shares will be held in uncertificated, book entry form.

5.2	Every share certificate of the Company shall bear any legends required under applicable laws, including the Securities Act.

5.3

Any two or more certificates representing shares of any one class held by any Member may at the Member’s request be cancelled and a single new certificate for such shares issued in lieu on payment (if the Directors shall so require) of US$1.00 or such smaller sum as the Directors shall determine.

5.4

If a share certificate shall be damaged or defaced or alleged to have been lost, stolen or destroyed, a new certificate representing the same shares may be issued to the relevant Member upon request subject to delivery up of the old certificate or (if alleged to have been lost, stolen or destroyed) compliance with such conditions as to evidence and indemnity and the payment of out-of-pocket expenses of the Company in connection with the request as the Directors may think fit.

5.5	In the event that shares are held jointly by several persons, any request may be made by any one of the joint holders and if so made shall be binding on all of the joint holders.

6	TRANSFER OF SHARES

6.1

Subject to these Articles and the rules or regulations of the Designated Stock Exchange or any relevant securities laws (including, but not limited to U.S. securities law provisions related to insider trading), any Member may transfer all or any of his shares by an instrument of transfer in the usual or common form or in a form prescribed by the Designated Stock Exchange or in any other form approved by the Board and may be under hand or, if the transferor or transferee is a clearing house or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Board may approve from time to time.

6.2

The instrument of transfer shall be executed by or on behalf of the transferor. Without prejudice to the last preceding Article, the Board may also resolve, either generally or in any particular case, upon request by the transferor or transferee to accept mechanically executed transfers. The transferor shall be deemed to remain the holder of the share until the name of the transferee in entered into the Register in respect thereof.

6.3

The Directors may, in their absolute discretion, decline to register any transfer of Shares, subject to any applicable requirements imposed from time to time by the Commission and the Designated Stock Exchange.

6.4

The Board in so far as permitted by any applicable law and rules of the Designated Stock Exchange may, in its absolute discretion, at any time and from time to time transfer any share upon the Register to any branch register or any share on any branch register to the Register or any other branch register. In the event of any such transfer, the shareholder requesting such transfer shall bear the cost of effecting such transfer unless the Board otherwise determines.

6.5

Unless the Board otherwise agrees (which agreement may be on such terms and subject to such conditions as the Board in its absolute discretion may from time to time determine, and which agreement the Board shall, without giving any reason therefore, be entitled in its absolute discretion to give or withhold), no shares upon the Register shall be transferred to any branch register nor shall shares on any branch register be transferred to the Register or any other branch register and all transfers and other documents of title shall be lodged for registration, and registered, in the case of any shares on a branch register, at the relevant Registration Office, and, in the case of any shares on the Register, at the Office or such other place at which the Register is kept in accordance with the Statute.

6.6	Without limiting the generality of the last preceding Article, the Board may decline to recognise any instrument of transfer unless:

(a)	a fee of such maximum sum as the Board may from time to time require is paid to the Company in respect thereof;

(b)	the instrument of transfer is in respect of only one class of share;

(c)

the instrument of transfer is lodged at the Office or such other place as the Register is kept in accordance with the Statute accompanied by the relevant share certificate(s) or such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer (and, if the instrument of transfer is executed by some other person on his behalf, the authority of that person so to do); and

(d)	the instrument of transfer is duly and properly signed.

6.7

If the Board refuses to register a transfer of any share, it shall, within two months after the date on which the transfer was lodged with the Company, send to each of the transferor and the transferee notice of the refusal.

6.8

The registration of transfers may be suspended at such time and for such periods as the Directors may from time to time determine, provided always that such registration shall not be suspended for more than forty five (45) days in any year.

7	~~REDEMPTION AND~~ PURCHASE OF OWN SHARES

~~7.1~~	~~No shares are entitled to any sinking fund or preemptive or redemption rights.~~

7.1	Subject to the provisions of the Statute, the Company may purchase its own shares in such manner and on such other terms as the Directors may agree with the relevant Member.

7.2	The Company may make a payment in respect of the purchase of its own shares in any manner permitted by the Statute, including out of capital.

8	VARIATION OF RIGHTS ATTACHING TO SHARES

8.1

Subject to the Statute and the Articles, all or any of the special rights attached to shares of any class (unless otherwise provided for by the terms of issue of the shares of that class) may be varied, modified or abrogated with the sanction of a resolution passed by a majority of not less than two-thirds of the votes cast passed at a separate meeting of the holders of the shares of that class at which a quorum is present.

8.2

The provisions of these Articles relating to general meetings shall apply to every such general meeting of the holders of one class of shares except that the necessary quorum shall be at least one person holding or representing by proxy at least one-third of the par value of the issued shares of the class. Every holder of Shares of the class shall be entitled on a poll to one vote for every such Share held by such holder and any holder of Shares of that class present in person or by proxy may demand a poll.

8.3

The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking in priority to or pari passu therewith.

9	COMMISSION ON SALE OF SHARES

9.1

The Company may in so far as the Statute from time to time permits pay a commission to any person in consideration of his subscribing or agreeing to subscribe whether absolutely or conditionally for any shares of the Company. Such commissions may be satisfied by the payment of cash or the lodgement of fully or partly paid-up shares or partly in one way and partly in the other. The Company may also on any issue of shares pay such brokerage as may be lawful.

10	NON-RECOGNITION OF TRUSTS

10.1

No person shall be recognised by the Company as holding any share upon any trust and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future, or partial interest in any share, or any interest in any fractional part of a share, or (except only as is otherwise provided by these Articles or the Statute) any other rights in respect of any share except an absolute right to the entirety thereof in the registered holder.

11	REGISTRATION OF EMPOWERING INSTRUMENTS

11.1

The Company shall be entitled to charge a fee not exceeding one dollar (US$1.00) on the registration of every probate, letters of administration, certificate of death or marriage, power of attorney, or other instrument.

12	TRANSMISSION OF SHARES

12.1

If a Member dies the survivor or survivors (where he was a joint holder) or his legal personal representatives (where he was a sole holder), shall be the only persons recognised by the Company as having any title to his shares. The estate of a deceased Member is not thereby released from any liability in respect of any share, for which he was a joint or sole holder.

12.2

Any person becoming entitled to a share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by him to the Company, either to become the holder of such share or to have some person nominated by him registered as the holder of such share. If he elects to have another person registered as the holder of such share he shall sign an instrument of transfer of that share to that person. The Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the share by the relevant Member before his death or bankruptcy or liquidation or dissolution, as the case may be.

12.3

A person becoming entitled to a share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same dividends, other distributions and other advantages to which he would be entitled if he were the holder of such share. However, he shall not, before becoming a Member in respect of a share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such person to elect either to be registered himself or to have some person nominated by him be registered as the holder of the share (but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the share by the relevant Member before his death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within ninety (90) calendar days of being received or deemed to be received (as determined pursuant to the Articles), the Directors may thereafter withhold payment of all dividends, other distributions, bonuses or other monies payable in respect of the share until the requirements of the notice have been complied with.

13	ALTERATION OF CAPITAL

13.1

Subject to these Articles, the Company may from time to time by Ordinary Resolution increase the share capital by such sum, to be divided into shares of such classes and amount, as the resolution shall prescribe.

13.2	Subject to these Articles, the Company may by Ordinary Resolution:

(a)

consolidate and divide all or any of its share capital into shares of larger amount than its existing shares, provided that any fractions of a share that result from such a consolidation or division of its share capital shall be automatically repurchased by the Company (i) at the Market Price on the date of such consolidation or division, in the case of any shares listed on a Designated Stock Exchange and (ii) at a price to be agreed between the Company and the applicable Member in the case of any shares not listed on a Designated Stock Exchange;

(b)

sub-divide its existing shares, or any of them into shares of a smaller amount provided that in the subdivision the proportion between the amount paid and the amount, if any unpaid on each reduced share shall be the same as it was in case of the share from which the reduced share is derived;

(c)	divide shares into multiple classes; or

(d)

cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the shares so cancelled.

13.3	Subject to these Articles, the Company may by Special Resolution:

(a)	change its name;

(b)	alter or add to these Articles;

(c)	alter or add to the Memorandum of Association with respect to any objects, powers or other matters specified therein; or

(d)	reduce its share capital and any capital redemption reserve in any manner authorised by law.

13.4

All new shares created hereunder shall be subject to the same provisions with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the shares in the original share capital.

14	CLOSING REGISTER OF MEMBERS OR FIXING RECORD DATE

14.1

For the purpose of determining those Members that are entitled to receive notice of, attend or vote at any meeting of Members or any adjournment thereof, or those Members that are entitled to receive payment of any dividend, or in order to make a determination as to who is a Member for any other purpose, the Directors may provide that the Register of Members shall be closed for transfers for a stated period but not to exceed in any case sixty (60) calendar days. If the Register of Members shall be so closed for the purpose of determining those Members that are entitled to receive notice of, attend or vote at a meeting of Members such register shall be so closed for at least fourteen (14) calendar days (but not more than sixty (60) calendar days) immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register of Members, which such date shall not precede the date upon which the resolution fixing the record date is adopted by the Directors. The Directors shall prepare, or cause to be prepared, at least fourteen (14) days before every general meeting, a complete list of the Members entitled to vote at such meeting, arranged in alphabetical order, and showing the address of each Member and the number of shares registered in the name of each Member. Such list shall be open to the examination of any Member, for any purpose germane to the meeting, during ordinary business hours, for a period of at least fourteen (14) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Member who is present.

14.2

In lieu of or apart from closing the Register of Members, the Directors may fix in advance a date as the record date for any such determination of those Members that are entitled to receive notice of, attend or vote at a meeting of the Members and for the purpose of determining those Members that are entitled to receive payment of any dividend the Directors may, at or within ninety (90) calendar days prior to the date of declaration of such dividend, fix a subsequent date as the record date of such determination.

14.3

If the Register of Members is not so closed and no record date is fixed for the determination of those Members entitled to receive notice of, attend or vote at a meeting of Members or those Members that are entitled to receive payment of a dividend, the record date for such determination of Members shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. When a determination of those Members that are entitled to receive notice of, attend or vote at a meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

15	GENERAL MEETINGS

15.1	All general meetings of the Company other than annual general meetings shall be called extraordinary general meetings.

15.2

The Company shall, in each year hold a general meeting as its annual general meeting at such time and place as may be determined by the Directors, and may also be convened by the Board on its own initiative.

15.3

Extraordinary general meetings may be called by the Board or by the chairman of the Board, or by the Board at the request of either of the Sponsor Investors so long as the Sponsor Investors collectively own at least 40% of the outstanding Ordinary Shares. Such extraordinary general meetings shall be held at such time and place as may be determined by the Board.

15.4	In the absence of a designation of the location of a general meeting, such meeting shall be held at the principal executive office of the Company.

15.5	A person may participate at a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.

16	NOTICE OF GENERAL MEETINGS

16.1

At least fourteen (14) calendar days’ notice (but not more than sixty (60) calendar days’ notice) shall be given for any general meeting. Every notice shall be exclusive of the day on which it is given or deemed to be given and of the day for which it is given and shall specify the place, the day and the hour of the meeting, the matters that are intended to be presented, and, in the case of annual general meetings, the name of any nominee who the Directors intend to present for election, and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this regulation has been given and whether or not the provisions of Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)	in the case of an annual general meeting by all the Members (or their proxies) entitled to attend and vote thereat; and

(b)

in the case of an extraordinary general meeting by the Members (or their proxies) having a right to attend and vote at the meeting, together holding not less than a majority in par value of the shares giving that right.

16.2

The notice convening an annual general meeting shall specify the meeting as such, and the notice convening a meeting to pass a Special Resolution shall specify the intention to propose the resolution as a Special Resolution. Notice of every general meeting shall be given to all Members other than such as, under the provisions hereof or the terms of issue of the shares they hold, are not entitled to receive such notice from the Company.

16.3

Written notice of any general meeting shall be given either personally or by first-class mail or by telegraphic or other written communication. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the Member at the address of that Member appearing on the books of the Company or given by the Member to the Company for the purpose of notice. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication. An affidavit of the mailing or other means of giving any notice of any general meeting, executed by the Secretary, Assistant Secretary or any transfer agent of the Company giving the notice, shall be prima facie evidence of the giving of such notice.

16.4

In cases where instruments of proxy are sent out with notices, the accidental omission to send such instrument of proxy to, or the non-receipt of any such instrument of proxy by, any person entitled to receive notice shall not invalidate any resolution passed or any proceeding at any such meeting.

16.5

No business may be transacted at any general meeting, other than business that is either (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board (or any duly authorised committee thereof), (B) otherwise properly brought before an annual general meeting by or at the direction of the Board (or any duly authorised committee thereof) or (C) otherwise properly brought before an annual general meeting by any Member of the Company who (1) is a Member of record on both (x) the date of the giving of the notice by such Member provided for in this Article and (y) the record date for the determination of Members entitled to vote at such annual general meeting and (2) complies with the notice procedures set forth in this Article.

(a)

In addition to any other applicable requirements, for business to be brought properly before an annual general meeting by a Member, such Member must have given timely notice thereof in proper written form to the Secretary of the Company.

(b)	[Reserved.]

(c)

All notices of meetings of the Members shall be sent or otherwise given in accordance with Article 16.5 hereof not less than fourteen (14) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of an extraordinary general meeting, the purpose or purposes for which the meeting is called (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual general meeting, those matters which the Board, at the time of giving the notice, intends to present for action by the members (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which Directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the Board intends to present for election.

(d)

For matters other than for the nomination for election of a Director to be made by a Member of the Company, to be timely, such Member’s notice shall be delivered to the Secretary at the principal executive offices of the Company at least forty-five (45) days prior to the date on which the Company first mailed proxy materials for the prior year’s annual general meeting; provided, however, that if the Company’s annual general meeting occurs on a date more than thirty (30) days earlier or later than the Company’s prior year’s annual general meeting, then the Board shall determine a date a reasonable period prior to the Company’s annual general meeting by which date the Members notice must be delivered and publicize such date in a filing pursuant to the Exchange Act, or via press release. Such publication shall occur at least fourteen (14) days prior to the date set by the Board.

(e)

To be in proper written form, a Member’s notice to the Secretary must set forth as to such matter such Member proposes to bring before the annual general meeting (1) a brief description of the business desired to be brought before the annual general meeting and the reasons for conducting such business at the annual general meeting, (2) the name and address, as they appear on the Company’s books, of the Member proposing such business and any Member Associated Person (as defined below), (3) the class or series and number of shares of the Company that are held of record or are beneficially owned by such Member or any Member Associated Person and any derivative positions held or beneficially held by the Member or any Member Associated Person, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such Member or any Member Associated Person with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such Member or any Member Associated Person with respect to any securities of the corporation, (5) any material interest of the Member or a Member Associated Person in such business, and (6) a statement whether either such Member or any Member Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting shares required under applicable law and the rules of the Designated Stock Exchange to carry the proposal. For purposes of this Article 16.5(e), a “Member Associated Person” of any Member shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such Member, (ii) any beneficial owner of shares of the Company owned of record or beneficially by such Member and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).

(f)

No business shall be conducted at the annual general meeting except business brought before the annual general meeting in accordance with the procedures set forth in this Article, provided, however, that once business has been properly brought before the annual general meeting in accordance with such procedures, nothing in this Article shall be deemed to preclude discussion by any Member of any such business. If the Chairperson of an annual general meeting determines that business was not properly brought before the annual general meeting in accordance with the foregoing procedures, the Chairperson shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

(g)

In addition to any other applicable requirements, for a nomination for election of a Director to be made by a Member of the Company, such Member must (A) be a Member of record on both (x) the date of the giving of the notice by such Member provided for in this Article and (y) the record date for the determination of Members entitled to vote at such annual general meeting and (B) have given timely notice thereof in proper written form to the Secretary of the Company. If a Member is entitled to vote only for a specific class or category of directors at a meeting of the Members, such Member’s right to nominate one or more persons for election as a director at the meeting shall be limited to such class or category of directors.

(h)

To be timely for purposes of Article 16.5(g), subject to any lesser period as may be provided in the Sponsors Shareholders Agreement, a Member’s notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than one hundred twenty (120) days prior to the meeting; provided, however, that in the event less than one hundred thirty (130) days’ notice or prior public disclosure of the date of the meeting is given or made to Members, notice by the Member to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

(i)

To be in proper written form for purposes of Article 16.5(g), a Member’s notice to the Secretary must be set forth (A) as to each person whom the Member proposes to nominate for election as a director (1) the name, age, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) the class or series and number of shares of the Company, if any, which are owned beneficially or of record by the person and (4) any other information relating to the person that would be required to be disclosed pursuant to any applicable law and rules of the Designated Stock Exchange; and (B) as to the Member giving notice (1) the name and record address of such Member, (2) the class or series and number of shares of the Company which are owned beneficially or of record by such Member, (3) a description of all arrangements or understandings between such Member and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such Member, (4) a representation that such Member intends to appear in person or by proxy at the annual meeting to nominate the person(s) named in its notice and (5) any other information relating to such Member that would be required to be disclosed pursuant to any applicable law and rules of the Designated Stock Exchange. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

16.6

No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth in the Articles under this heading of “NOTICE OF GENERAL MEETINGS”. If the Chairperson of an annual general meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairperson shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded. This Article shall not apply to any nomination of a director in an election in which only the holders of one or more series of Preferred Shares of the Company are entitled to vote (unless otherwise provided in the terms of such series of Preferred Shares).

16.7	The accidental omission to give notice of a meeting to or the non-receipt of a notice of a meeting by any Member shall not invalidate the proceedings at any meeting.

17	PROCEEDINGS AT GENERAL MEETINGS

17.1

No business shall be transacted at any general meeting unless a quorum of Members is present at the time when the meeting proceeds to business. Members holding in aggregate not less than a majority of all voting share capital of the Company in issue present in person or by proxy and entitled to vote shall be a quorum for all purposes. A person may participate at a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting. If, however, such quorum is not present or represented at any general meeting, then either (i) the Chairperson of the meeting or (ii) the Members entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting.

17.2

When a meeting is adjourned to another time and place, unless these Articles of Association otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Company may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Member of record entitled to vote at the meeting.

17.3

A determination of the Members of record entitled to notice of or to vote at a general meeting shall apply to any adjournment of such meeting unless the Board of Directors fixes a new record date for the adjourned meeting, but the Board shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

17.4

The Chairperson of the Board of Directors shall preside as Chairperson at every general meeting of the Company. If at any meeting the Chairperson of the Board of Directors is not present within fifteen minutes after the time appointed for holding the meeting or is unwilling to act as Chairperson, the Directors present shall elect one of their number to Chairperson of the meeting or if all the Directors present decline to take the chair, the Members present shall choose one of their own number to be the Chairperson of the meeting.

17.5	At any general meeting a resolution put to the vote of the meeting shall be decided on a poll.

17.6	A poll shall be taken in such manner as the Chairperson directs, and the result of the poll shall be deemed to be the resolution of the meeting.

17.7	In the case of an equality of votes, the Chairperson of the meeting shall not be entitled to a second or casting vote.

18	VOTES OF MEMBERS

18.1

Subject to any rights and restrictions for the time being attached to any class or classes of shares, every Member present in person and every person representing a Member by proxy at a general meeting of the Company shall have one vote for each share registered in such Member’s name in the Register of Members. No cumulative voting shall be allowed.

18.2

In the case of joint holders the vote of the senior who tenders a vote whether in person or by proxy shall be accepted to the exclusion of the votes of the joint holders and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

18.3

A Member of unsound mind, or in respect of whom an order has been made by any court having jurisdiction in lunacy, may vote on a poll by his committee, or other person in the nature of a committee appointed by that court, and any such committee or other person, may on a poll, vote by proxy.

18.4	No Member shall be entitled to vote at any general meeting unless all sums presently payable by him in respect of shares in the Company have been paid.

18.5	On a poll, votes may be given either personally or by proxy.

18.6

The instrument appointing a proxy shall be in writing (whether by manual signature, typewriting, telegraphic transmission, telefacsimile or otherwise) under the hand of the appointor or of his attorney duly authorised in writing or, if the appointor is a corporation, either under seal or under the hand of an officer or attorney duly authorized authorised in that behalf provided however, that a Member may also authorise the casting of a vote by proxy pursuant to telephonic or electronically transmitted instructions (including, without limitation, instructions transmitted over the internet) obtained pursuant to procedures approved by the Board which are reasonably designed to verify that such instructions have been authorised by such Member. A proxy need not be a Member of the Company. Notwithstanding the foregoing, no proxy shall be voted or acted upon after three (3) years from its date unless the proxy provides for a longer period.

18.7	An instrument appointing a proxy may be in any usual or common form or such other form as the Directors may approve.

18.8	The instrument appointing a proxy shall be deemed to confer authority to demand or join in demanding a poll.

19	CORPORATIONS ACTING BY REPRESENTATIVES AT MEETING

19.1

Any corporation which is a Member or a Director may by resolution of its directors or other governing body authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members or of the Board of Directors or of a committee of Directors, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual Member or Director.

20	CLEARING HOUSES

20.1

If a clearing house or depository (or its nominee) is a member of the Company it may, by resolution of its directors or other governing body or by power of attorney, authorise such person or persons as it thinks fit to act as its representative or representatives at any general meeting of the Company or at any general meeting of any class of members of the Company provided that, if more than one person is so authorised, the authorization shall specify the number and class of shares in respect of which each such person is so authorised. A person so authorised pursuant to this provision shall be entitled to exercise the same powers on behalf of the clearing house (or its nominee) which he represents as that clearing house (or its nominee) could exercise if it were an individual member of the Company holding the number and class of shares specified in such authorization.

21	DIRECTORS

21.1

There shall be a Board of Directors consisting of up to eight (8) Directors, as shall be fixed from time to time by the Directors. The Directors shall be elected or appointed in the first place by the subscribers to the Memorandum of Association or by a majority of them and thereafter by the Board, subject to Article 21.2.

21.2

The Directors shall be divided into three (3) classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the 2018 annual general meeting of Members, the term of office of the Class I Directors shall expire and Class I Directors shall be elected for a full term of three (3) years. At the 2019 annual general meeting of Members, the term of office of the Class II Directors shall expire and Class II Directors shall be elected for a full term of three (3) years. At the 2020 annual general meeting of Members, the term of office of the Class III Directors shall expire and Class III Directors shall be elected for a full term of three (3) years. At each succeeding annual general meeting of Members, Directors shall be elected for a full term of three (3) years to succeed the Directors of the class whose terms expire at such annual general meeting. Notwithstanding the foregoing provisions of this Article, each Director shall hold office until the expiration of his term, until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal. No decrease in the number of Directors constituting the Board shall shorten the term of any incumbent Director.

21.3

The Board of Directors shall have a Chairperson of the Board of Directors (the “Chairperson”) elected and appointed by a majority of the Directors then in office. The Directors may also elect a Vice-Chairperson of the Board of Directors (the “Vice-Chairperson”). The Chairperson shall preside as Chairperson at every meeting of the Board of Directors. To the extent the Chairperson is not present at a meeting of the Board of Directors, the Vice-Chairperson, or in his absence, the attending Directors, may choose one Director to be the Chairperson of the meeting. The Chairperson’s voting right as to the matters to be decided by the Board of Directors shall be the same as other Directors. In the case of an equality of votes, the Chairperson shall not have an additional tie-breaking vote.

21.4

The Directors by the affirmative vote of a simple majority of the remaining Directors present and voting at a Board meeting, even if less than a quorum, by a sole remaining Director or by the affirmative vote of a majority of the Company’s outstanding shares, so long as the Sponsor Investors collectively own at least 40% of the Company’s outstanding Ordinary Shares, shall have the power from time to time and at any time to appoint any person as a Director to fill a vacancy on the Board or as an addition to the existing Board, subject to these Articles, applicable law and the listing rules of the Designated Stock Exchange; provided, however, at any time when the Sponsor Investors collectively own less than 40% of the Company’s outstanding Ordinary Shares, only Directors by the affirmative vote of a simple majority of the remaining Directors present and voting at a Board meeting, even if less than a quorum, or by a sole remaining Director shall have the power from time to time and at any time to appoint any Person as Director to fill any addition to the existing Board or any vacancy occurring in the Board. Any Director so appointed shall hold office until the next succeeding annual general meeting of Members or until his earlier death, resignation or removal. The Board may increase the number of Directors by the affirmative vote of simple majority of the Directors or, at any time when the Sponsor Investors collectively own at least 40% of the Company’s outstanding Ordinary Shares, by the affirmative vote of a majority of the Company’s outstanding shares.

21.5

Subject to Article 21.4, a Director may be removed from office with or without cause at any time before the expiration of his term notwithstanding anything in these Articles or in any agreement between the Company and such Director (but without prejudice to any claim for damages under such agreement) by the affirmative vote of a majority of the Company’s outstanding shares, so long as the Sponsor Investors collectively own at least 40% of the Company’s outstanding Ordinary Shares; however at any time the Sponsor Investors collectively own less than 40% of the Company’s outstanding Ordinary Shares, Directors may only be removed for cause, and only by the affirmative vote of holders of at least 75% of the Company’s outstanding shares.

21.6

A vacancy on the Board created by the removal of a Director under the provisions of these Articles may be filled by the election or appointment by Ordinary Resolution at the meeting at which such Director is removed or by the affirmative vote of a simple majority of the remaining Directors present and voting at a Board meeting, subject to these Articles, applicable law and the listing rules of the Designated Stock Exchange. Any Director so appointed shall hold office until the next succeeding annual general meeting of Members or until his earlier death, resignation or removal.

21.7

The Board may, from time to time, and except as required by applicable law or the listing rules of the Designated Stock Exchange, adopt, institute, amend, modify or revoke the corporate governance policies or initiatives, which shall be intended to set forth the policies of the Company and the Board on various corporate governance related matters, as the Board shall determine by resolution from time to time.

21.8

A Director shall not be required to hold any shares in the Company by way of qualification. A Director who is not a member of the Company shall nevertheless be entitled to receive notice of and to attend and speak at general meetings of the Company and all classes of shares of the Company.

21.9	The provisions of this Article 21 shall not limit any of the rights or obligations of any party under the Sponsor Shareholders Agreement.

22	DIRECTORS’ FEES AND EXPENSES

22.1

The Directors may receive such remuneration as the Board may from time to time determine. The Directors may be entitled to be repaid all traveling, hotel and incidental expenses reasonably incurred or expected to be incurred by him in attending meetings of the Board or committees of the Board or general meetings or separate meetings of any class of shares or of debentures of the Company or otherwise in connection with the discharge of his duties as a Director.

22.2

Any Director who, by request, goes or resides abroad for any purpose of the Company or who performs services which in the opinion of the Board go beyond the ordinary duties of a Director may be paid such extra remuneration (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine and such extra remuneration shall be in addition to or in substitution for any ordinary remuneration provided for by or pursuant to any other Article.

23	POWERS AND DUTIES OF DIRECTORS

23.1

Subject to the provisions of the Statute, these Articles and to any resolutions made in a general meeting, the business of the Company shall be managed by the Directors, who may pay all expenses incurred in setting up and registering the Company and may exercise all powers of the Company. No resolution made by the Company in a general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been made.

23.2

Subject to these Articles, the Directors may from time to time appoint any person, whether or not a director of the Company, to hold the office of the Chief Executive Officer as the Directors may think necessary for the administration of the Company, for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit. The Chief Executive Officer may from time to time appoint any person to hold such office in the Company as he or she may think necessary for the administration of the Company, including without prejudice to the foregoing generality, the office of one or more Vice Presidents, Chief Financial Officer, Manager or Controller, and for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Chief Executive Officer may think fit.

23.3

The Directors may delegate any of their powers to committees consisting of such member or members of their body as they think fit; provided that any committee so formed shall include amongst its members at least two Directors unless otherwise required by applicable law, rules and regulations and the rules of the Designated Stock Exchange; provided further that no committee shall have the power of authority to (a) recommend to the Members an amendment of these Articles of Association (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided under the laws of the Cayman Islands, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Company or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Company); (b) adopt an agreement of merger or consolidation; (c) recommend to the Members the sale, lease or exchange of all or substantially all of the Company’s property and assets; (d) recommend to the Members a dissolution of the Company or a revocation of a dissolution; (e) recommend to the Members an amendment of the Memorandum of Association of the Company; or (f) declare a dividend or authorize the issuance of Shares unless the resolution establishing such committee or the Memorandum or Articles of Association of the Company so provide. Any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on it by the Directors. The Directors may also delegate to any Director holding any executive office such of their powers as they consider desirable to be exercised by him or her. Any such delegation may be made subject to any conditions the Board may impose, and either collaterally with or to the exclusion of their own powers, and may be revoked or altered.

23.4

The Directors may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Directors may think fit, and may also authorise any such attorney to delegate all or any of the powers, authorities and discretion vested in him.

23.5

The Directors may from time to time provide for the management of the affairs of the Company in such manner as they shall think fit and the provisions contained in the following paragraphs shall be without prejudice to the general powers conferred by this paragraph.

23.6

The Directors from time to time and at any time may establish any committees, local boards or agencies for managing any of the affairs of the Company and may appoint any persons to be members of such committees or local boards and may appoint any managers or agents of the Company and may fix the remuneration of any of the aforesaid.

23.7

The Directors from time to time and at any time may delegate to any such committee, local board, manager or agent any of the powers, authorities and discretions for the time being vested in the Directors and may authorise the members for the time being of any such local board, or any of them to fill up any vacancies therein and to act notwithstanding vacancies and any such appointment or delegation may be made on such terms and subject to such conditions as the Directors may think fit and the Directors may at any time remove any person so appointed and may annul or vary any such delegation, but no person dealing in good faith and without notice of any such annulment or variation shall be affected thereby.

23.8	Any such delegates as aforesaid may be authorised by the Directors to subdelegate all or any of the powers, authorities, and discretions for the time being vested to them.

23.9

The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof, to issue debentures, debenture stock and other securities whenever money is borrowed or as security for any debt, liability or obligation of the Company or of any third party.

24	DISQUALIFICATION OF DIRECTORS

24.1	Subject to these Articles, the office of Director shall be vacated, if the Director:

(a)	becomes bankrupt or makes any arrangement or composition with his creditors;

(b)	is found to be or becomes of unsound mind;

(c)	resigns his office by notice in writing to the Company;

(d)	is prohibited by applicable law or the Designated Stock Exchange from being a director;

(e)	without special leave of absence from the Board, is absent from meetings of the Board for six consecutive months and the Board resolves that his office be vacated; or

(f)	if he or she shall be removed from office pursuant to these Articles.

25	PROCEEDINGS OF DIRECTORS

25.1

Subject to these Articles, the Directors may meet together for the dispatch of business, adjourn, and otherwise regulate their meetings and proceedings as they think fit. Such meetings may be held at any place within or outside the Cayman Islands that has been designated by the Board of Directors. In the absence of such a designation, meetings of the Board of Directors shall be held at the principal executive office of the Company. Questions arising at any meeting of the Directors shall be decided by a majority of votes. In the case of an equality of votes, the Chairperson of the Board shall not have an additional tie-breaking vote.

25.2

The Chairperson of the Board, the chief executive officer, the president, any vice president, the Secretary or any two Directors may, at any time summon a meeting of the Board by notice to each Director by telephone, facsimile, electronic email, telegraph or telex, during normal business hours, or by sending notice in writing to each Director by first class mail, charges prepaid, at least forty-eight hours before the date of the meeting, which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held and provided further, if notice is given in person, by telephone, facsimile, electronic email, telegraph or telex, the same shall be deemed to have been given on the day it is delivered to the Directors or transmitting organization as the case may be. The accidental omission to give notice of a meeting of the Board to, or the non-receipt of notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings of that meeting. Notice of a meeting need not be given to any Director (i) who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or (ii) who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such Directors. All such waivers, consents, and approvals shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the Board of Directors.

25.3

A Director or Directors may participate in any meeting of the Board of Directors, or of any committee appointed by the Board of Directors of which such Director or Directors are members, by means of telephone or similar communication equipment by way of which all persons participating in such meeting can hear each other and such participation shall be deemed to constitute presence in person at the meeting.

25.4

The quorum necessary for the transaction of the business of the Directors shall be a majority of the authorized number of Directors; however, for so long as a Sponsor Director is on the Board, a quorum shall also require at least one Sponsor Director. If any such required Sponsor Director fails to appear at a meeting of the Board, and such meeting is adjourned with proper notice and postponed with no change to the agenda, and such Sponsor Director again fails to appear at such postponed meeting, a majority of the authorized number of Directors without such Sponsor Director will constitute a quorum. For the avoidance of doubt, if at any time there is only a sole Director, the quorum shall be one (1) Director. Every act or decision done or made by a majority of the Directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the Board of Directors, subject to the provisions of these Articles of Association and other applicable law.

25.5

A meeting of the Directors may be held by means of telephone or teleconferencing or any other telecommunications facility provided that all participants are thereby able to communicate immediately by voice with all other participants.

25.6

Subject to these Articles, a Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his interest at a meeting of the Directors. A general notice given to the Directors by any Director to the effect that he is a member of any specified company or firm and is to be regarded as interested in any contract which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made. A Director may vote in respect of any contract or proposed contract or arrangement notwithstanding that he may be interested therein and if he does so his vote shall be counted and he may be counted in the quorum at any meeting of the Directors at which any such contract or proposed contract or arrangement shall come before the meeting for consideration.

25.7

A Director may hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with his office of Director for such period and on such terms (as to remuneration and otherwise) as the Directors may determine and no Director or intending Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realized by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established. A Director, notwithstanding his interest, may be counted in the quorum present at any meeting whereat he or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and he may vote on any such appointment or arrangement. Any Director who enters into a contract or arrangement or has a relationship that is reasonably likely to be implicated under this Article or that would reasonably be likely to affect a Director’s status as an “Independent Director” under applicable law or the rules of the Designated Stock Exchange shall disclose the nature of his or her interest in any such contract or arrangement in which he is interested or any such relationship.

25.8

Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to reasonable expense reimbursement consistent with the Company’s policies in connection with such Directors service in his or her official capacity; provided that nothing herein contained shall authorise a Director or his firm to act as auditor to the Company.

25.9	The Directors shall cause minutes to be made in books or loose-leaf folders provided for the purpose of recording:

(a)	all appointments of officers made by the Directors;

(b)	the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

(c)	all resolutions and proceedings at all meetings of the Company, and of the Directors and of committees of Directors.

25.10

When the Chairperson of a meeting of the Directors signs the minutes of such meeting the same shall be deemed to have been duly held notwithstanding that all the Directors have not actually come together or that there may have been a technical defect in the proceedings.

25.11

A resolution signed by all the Directors shall be as valid and effectual as if it had been passed at a meeting of the Directors duly called and constituted. When signed a resolution may consist of several documents each signed by one or more of the Directors.

25.12

The continuing Directors may act notwithstanding any vacancy in their body but if and so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number, or of summoning a general meeting of the Company, but for no other purpose.

25.13

A committee appointed by the Directors may elect a Chairperson of its meetings. If no such Chairperson is elected, or if at any meeting the Chairperson is not present within five minutes after the time appointed for holding the same, the members present may choose one of their number to be Chairperson of the meeting.

25.14

A committee appointed by the Directors may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the committee members present and in case of an equality of votes the Chairperson shall not have a second or casting vote.

25.15

Meetings and actions of committees of the Board of Directors shall be governed by, and held and taken in accordance with, the provisions of Article 25.1 (place of meetings), Article 25.2 (notice), Article 25.3 (telephonic meetings), and Article 25.4 (quorum), with such changes in the context of these Articles of Association as are necessary to substitute the committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the Board of Directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Articles of Association.

25.16

All acts done by any meeting of the Directors or of a committee of Directors, or by any person acting as a Director, shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

26	PRESUMPTION OF ASSENT

26.1

A Director of the Company who is present at a meeting of the Board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent or abstention shall be entered in the Minutes of the meeting or unless he shall file his written dissent or abstention from such action with the person acting as the Chairperson or Secretary of the meeting before the adjournment thereof or shall forward such dissent or abstention by registered post to such person immediately after the adjournment of the meeting. Such right to dissent or abstain shall not apply to a Director who voted in favour of such action.

27	DIVIDENDS, DISTRIBUTIONS AND RESERVE

27.1

Subject to any rights and restrictions for the time being attached to any class or classes of shares and these Articles, the Directors may from time to time declare dividends (including interim dividends) and other distributions on shares in issue and authorise payment of the same out of the funds of the Company lawfully available therefor. All dividends unclaimed for one (1) year after having been declared may be invested or otherwise made use of by the Board for the benefit of the Company until claimed. Any dividend unclaimed after a period of six (6) years from the date of declaration shall be forfeited and shall revert to the Company. The payment by the Board of any unclaimed dividend or other sums payable on or in respect of a share into a separate account shall not constitute the Company a trustee in respect thereof.

27.2

The Directors may, before recommending or declaring any dividend, set aside out of the funds legally available for distribution such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors be applicable for meeting contingencies, or for equalizing dividends or for any other purpose to which those funds be properly applied and pending such application may, at the like discretion, either be employed in the business of the Company or be invested in such investments (other than shares of the Company) as the Directors may from time to time think fit. The Board shall establish an account to be called the “Share Premium Account” and shall carry to the credit of such account from time to time a sum equal to the amount or value of the premium paid on the issue of any share in the Company. Unless otherwise provided by the provisions of these Articles, the Board may apply the share premium account in any manner permitted by the Statute and the rules of the Designated Stock Exchange. The Company shall at all times comply with the provisions of these Articles, the Statute and the rules of the Designated Stock Exchange in relation to the share premium account.

27.3

Any dividend may be paid by cheque or warrant sent through the post to the registered address of the Member or person entitled thereto, or in the case of joint holders, to any one of such joint holders at his registered address or to such person and such address as the Member or person entitled, or such joint holders as the case may be, may direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent or to the order of such other person as the Member or person entitled, or such joint holders as the case may be, may direct.

27.4	The Directors when paying dividends to the Members in accordance with the foregoing provisions may make such payment either in cash or in specie.

27.5	No dividend shall be paid otherwise than out of profits or, subject to the restrictions of the Statute, the share premium account.

27.6

Subject to the rights of persons, if any, entitled to shares with special rights as to dividends, all dividends shall be declared and paid according to the amounts paid or credited as fully paid on the shares, but if and so long as nothing is paid up on any of the shares in the Company dividends may be declared and paid according to the amounts of the shares. No amount paid on a share in advance of calls shall, while carrying interest, be treated for the purposes of this Article as paid on the share.

27.7	If several persons are registered as joint holders of any share, any of them may give effectual receipts for any dividend or other moneys payable on or in respect of the share.

27.8	No dividend shall bear interest against the Company.

28	BOOK OF ACCOUNTS

28.1	The books of account relating to the Company’s affairs shall be kept in such manner as may be determined from time to time by the Directors.

28.2	The books of account shall be kept at such place or places as the Directors think fit, and shall always be open to the inspection of the Directors.

28.3

Except as provided in Article 14.1, the Directors shall from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors, and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Statute or authorised by the Directors or by the Company by Ordinary Resolution.

28.4

The accounts relating to the Company’s affairs shall be audited in such manner and with such financial year end as may be determined from time to time by the Company by Ordinary Resolution or failing any such determination by the Directors or failing any determination as aforesaid shall not be audited.

29	ANNUAL RETURNS AND FILINGS

29.1	The Board shall make the requisite annual returns and any other requisite filings in accordance with the Statute.

30	AUDIT

30.1	The Directors may appoint an auditor of the Company who shall hold office until removed from office by a resolution of the Directors and may fix his or their remuneration.

30.2

Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the auditors.

30.3

Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the Directors or any general meeting of the Members.

31	THE SEAL

31.1

The Seal of the Company shall not be affixed to any instrument except by the authority of a resolution of the Board of Directors, provided always that such authority may be given prior to or after the affixing of the Seal and if given after may be in general form confirming a number of affixings of the Seal. The Seal shall be affixed in the presence of any one or more persons as the Directors may appoint for the purpose and every person as aforesaid shall sign every instrument to which the Seal of the Company is so affixed in their presence.

31.2

The Company may maintain a facsimile of its Seal in such countries or places as the Directors may appoint and such facsimile Seal shall not be affixed to any instrument except by the authority of a resolution of the Board of Directors provided always that such authority may be given prior to or after the affixing of such facsimile Seal and if given after may be in general form confirming a number of affixings of such facsimile Seal. The facsimile Seal shall be affixed in the presence of such person or persons as the Directors shall for this purpose appoint and such person or persons as aforesaid shall sign every instrument to which the facsimile Seal of the Company is so affixed in their presence of and the instrument signed by a Director or the Secretary (or an Assistant Secretary) of the Company or in the presence of any one or more persons as the Directors may appoint for the purpose.

31.3

Notwithstanding the foregoing, a Director shall have the authority to affix the Seal, or the facsimile Seal, to any instrument for the purposes of attesting authenticity of the matter contained therein but which does not create any obligation binding on the Company.

32	OFFICERS

32.1

The Company shall have a President and Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, and may have one or more Vice Presidents, a Manager or a Controller, appointed by the Directors; provided, however, that there may exist a vacancy in any such office from time to time because of death, resignation, removal, disqualification or any other cause which shall be filled by the Board of Directors as soon as reasonably practicable. The Directors may also from time to time appoint such other officers as they consider necessary, all for such terms, at such remuneration and to perform such duties, and subject to such provisions as to disqualification and removal as the Directors from time to time subscribe.

33	REGISTER OF DIRECTORS AND OFFICERS

33.1

The Company shall cause to be kept in one or more books at its office a Register of Directors and Officers in which there shall be entered the full names and addresses of the Directors and Officers and such other particulars as required by the Statute. The Company shall send to the Registrar of Companies in the Cayman Islands a copy of such register, and shall from time to time notify the said Registrar of any change that takes place in relation to such Directors and Officers as required by the Statute.

34	CAPITALISATION OF PROFITS

34.1

Subject to the Statute and these Articles, the Board may capitalize any sum standing to the credit of any of the Company’s reserve accounts (including a share premium account or a capital redemption reserve fund) or any sum standing to the credit of profit and loss account or otherwise available for distribution and to appropriate such sum to Members in the proportions in which such sum would have been divisible amongst them had the same been a distribution of profits by way of dividend and to apply such sum on their behalf in paying up in full unissued shares for allotment and distribution credited as fully paid up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalization, with full power to the Directors to make such provisions as they think fit for the case of shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalization and matters incidental thereto and any agreement made under such authority shall be effective and binding on all concerned.

35	NOTICES

35.1

Except as otherwise provided in these Articles, any notice or document may be served by the Company or by the person entitled to give notice to any Member either personally, by facsimile or by sending it through the post in a prepaid letter or via a recognised courier service, fees prepaid, addressed to the Member at his address as appearing in the Register of Members or, to the extent permitted by all applicable laws and regulations, by electronic means by transmitting it to any electronic number or address or website supplied by the member to the Company or by placing it on the Company’s Website provided that, with respect to notification via electronic means or posting to Company’s Website, the Company has obtained the Member’s prior express positive confirmation in writing to receive or otherwise have made available to him notices in such fashion. In the case of joint holders of a share, all notices shall be given to that one of the joint holders whose name stands first in the Register of Members in respect of the joint holding, and notice so given shall be sufficient notice to all the joint holders.

35.2	Notices posted to addresses outside the Cayman Islands shall be forwarded by prepaid airmail.

35.3

Any Member present, either personally or by proxy, at any meeting of the Company shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.

35.4

Any notice or other document, if served by (a) post, shall be deemed to have been served when the letter containing the same is posted and if served by courier, shall be deemed to have been served when the letter containing the same is delivered to the courier (in proving such service it shall be sufficient to prove that the letter containing the notice or document was properly addressed and duly posted or delivered to the courier), or (b) facsimile, shall be deemed to have been served upon confirmation of successful transmission, or (c) recognised delivery service, shall be deemed to have been served when the letter containing the same is delivered to the courier service and in proving such service it shall be sufficient to provide that the letter containing the notice or documents was properly addressed and duly posted or delivered to the courier or (d) electronic means as provided herein shall be deemed to have been served and delivered on the day on which it is successfully transmitted or at such later time as may be prescribed by any applicable laws or regulations.

35.5

Any notice or document delivered or sent to any Member in accordance with the terms of these Articles shall notwithstanding that such Member be then dead or bankrupt, and whether or not the Company has notice of his death or bankruptcy, be deemed to have been duly served in respect of any share registered in the name of such Member as sole or joint holder, unless his name shall at the time of the service of the notice or document, have been removed from the Register of Members as the holder of the share, and such service shall for all purposes be deemed a sufficient service of such notice or document on all persons interested (whether jointly with or as claiming through or under him) in the share.

35.6	Notice of every general meeting shall be given to:

(a)

all Members who have supplied to the Company an address for the giving of notices to them, except that in case of joint holders, the notice shall be sufficient if given to the joint holder first named in the Register of Members;

(b)	every person entitled to a share in consequence of the death or bankruptcy of a Member, who but for his death or bankruptcy would be entitled to receive notice of the meeting;

(c)	the Auditors; and

(d)	each Director.

35.7	No other person shall be entitled to receive notices of general meetings.

36	INFORMATION

36.1

No Member shall be entitled to require discovery of any information in respect of any detail of the Company’s trading or any information which is or may be in the nature of a trade secret or secret process which may relate to the conduct of the business of the Company and which in the opinion of the Board would not be in the interests of the members of the Company to communicate to the public.

36.2

The Board shall be entitled to release or disclose any information in its possession, custody or control regarding the Company or its affairs to any of its members including, without limitation, information contained in the Register of Members and transfer books of the Company.

37	INDEMNITY

37.1

The Company shall indemnify every Director and officer of the Company or any predecessor to the Company (which for the avoidance of doubt, shall not include auditors of the Company), together with every former Director and former officer of the Company or any predecessor to the Company, and may indemnify any person (other than current and former Directors and officers) (any such Director, officer or other person, an “Indemnified Person”), out of the assets of the Company against any liability, including personal liability for breaches of fiduciary duty, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud or wilful default. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud or wilful default of such Indemnified Person. No person shall be found to have committed actual fraud or wilful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect. Each Member agrees to waive any claim or right of action he or she might have, whether individually or by or in the right of the Company, against any Director on account of any action taken by such Director, or the failure of such Director to take any action in the performance of his or her duties with or for the Company; provided that such waiver shall not extend to any matter in respect of any fraud or wilful default which may attach to such Director.

37.2

The Company shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defense of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.

37.3

The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or other officer of the Company against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

37.4

Neither any amendment nor repeal of the Articles set forth under this heading of “INDEMNITY” (the “Indemnification Articles”), nor the adoption of any provision of the Company’s Articles or Memorandum of Association inconsistent with the Indemnification Articles, shall eliminate or reduce the effect of the Indemnification Articles, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for these Indemnification Articles, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

38	FINANCIAL YEAR

38.1	Unless the Directors otherwise prescribe, the financial year of the Company shall end on the last Friday of August in each year and shall begin on the following day in each year.

39	WINDING UP

39.1

If the Company shall be wound up the liquidator shall apply the assets of the Company in satisfaction of creditors’ claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any shares, in a winding up:

(a)

if the assets available for distribution amongst the Members shall be insufficient to repay the whole of the Company’s issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the shares held by them; or

(b)

if the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the Company’s issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the shares held by them at the commencement of the winding up subject to a deduction from those shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise.

39.2

If the Company shall be wound up the liquidator may, subject to the rights attaching to any shares and with the sanction of a Special Resolution of the Company and any other sanction required by the Statute, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like sanction, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

40	AMENDMENT OF MEMORANDUM AND ARTICLES OF ASSOCIATION AND NAME OF COMPANY

40.1

Subject to the Statute and these Articles, the Company may at any time and from time to time by Special Resolution alter, amend, change or repeal these Articles or the Memorandum of Association of the Company, in whole or in part, or change the name of the Company.

41	REGISTRATION BY WAY OF CONTINUATION

41.1

Subject to these Articles, the Company may by Special Resolution resolve to be registered by way of continuation in a jurisdiction outside the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing. In furtherance of a resolution adopted pursuant to this Article, the Directors may cause an application to be made to the Registrar of Companies to deregister the Company in the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing and may cause all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000439536_1 R1.0.1.18 SMART GLOBAL HOLDINGS, INC. C/O SMART MODULAR TECHNOLOGIES, INC. 39870 EUREKA DRIVE NEWARK, CA 94560-4809 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on TBD/2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on TBD/2020. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. A proposal (the “Articles Amendment Proposal”) to amend and restate the Company’s amended and restated memorandum and articles of association (the “Articles of Association”) to permit the Company to purchase or otherwise acquire at any time and from time to time its ordinary shares, par value US$0.03 per share (the “ordinary shares”), in such amounts, at such prices, in such manner and on such terms and conditions as our board of directors may approve, and to approve the purchase by the Company of its ordinary shares pursuant to certain capped call transactions entered into by the Company on February 6, 2020 and February 7, 2020 (collectively, the “Capped Call Transactions”) in connection with the Company’s issuance of its 2.25% Convertible Senior Notes due 2026. 2. A proposal (the “Adjournment Proposal”) to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposal. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Articles Amendment Proposal. NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000439536_2 R1.0.1.18 Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting: The Notice and Proxy Statement and 10-K Wrap are available at www.proxyvote.com SMART GLOBAL HOLDINGS, INC. Extraordinary General Meeting of Shareholders TBD, 2020 10:00 AM PST This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Bruce Goldberg and Jack Pacheco, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of SMART GLOBAL HOLDINGS, INC. that the shareholder(s) is/are entitled to vote at the Extraordinary General Meeting of shareholders to be held at 10:00 AM, PST on TBD, at the DoubleTree Hotel, 39900 Balentine Drive, Newark, CA 94560, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side